Investments (Changes in Fixed Maturity Securities with Noncredit OTTI Losses) (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Changes in fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss)
Balance at January 1,	$ (66)	$ (149)
Noncredit OTTI losses and subsequent changes	5	10
Securities sold with previous noncredit OTTI loss	105	41
Subsequent changes in estimated fair value	(83)	32
Balance at December 31,	$ (39)	$ (66)